UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 28, 2008

V2K International, Inc.
(Exact name of registrant as specified in its charter)

Colorado	333-141201	20-5614030
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13949 West Colfax Avenue, Suite 250, Lakewood, Colorado 80401
 (Address of principal executive offices)                                 (Zip Code)

Registrant’s telephone number, including area code: (303) 202-1120

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                                Changes in Registrant’s Certifying Accountant

On October 28, 2008, V2K International, Inc. (“V2K”) appointed Cordovano and Honeck, LLP (“Cordovano”) as the registered independent public accountant for the fiscal year ended September 30, 2008.  On October 28, 2008, V2K dismissed Gordon, Hughes & Banks, LLP (“GH&B”) as its registered independent public accountant.  The decisions to appoint Cordovano and dismiss GH&B were approved by V2K’s Board of Directors on October 28, 2008.

During the fiscal years ended September 30, 2007 and 2006 and through the subsequent interim period up through the date of dismissal (October 28, 2008), there were no disagreements with GH&B on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of GH&B, would have caused GH&B to make reference thereto in its report on V2K’s financial statements for such years.  Further, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K occurring within the V2K’s two most recent fiscal years and the subsequent interim period up through the date of dismissal (October 28, 2008).

During V2K’s two most recent fiscal years and the subsequent interim period up through the date of engagement of Cordovano (October 28, 2008), neither V2K nor anyone on its behalf consulted Cordovano regarding the application of accounting principles to a specific completed or contemplated transaction, the type of audit opinion that might be rendered on V2K’s financial statements, or any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.  Further, Cordovano has not provided V2K with written or oral advice that was an important factor that V2K considered in reaching a decision as to any accounting, auditing or financial reporting issues.

V2K provided a copy of the foregoing disclosures to GH&B prior to the date of the filing of this report and requested that GH&B furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements in this Item 4.01.  A copy of the letter furnished in response to that request is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01                                Financial Statements and Exhibits

Regulation S-K Number	Document
16.1	Letter from Gordon, Hughes & Banks, LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

V2K INTERNATIONAL, INC.
October 31, 2008	By: /s/ Samuel Smith Samuel Smith, Executive Vice President

2

EXHIBIT INDEX
Regulation S-K Number	Document
16.1	Letter from Gordon, Hughes & Banks, LLP